Confidential
Prepared in connection with settlement discussions – subject to FRE 408 and similar provisions

Discussion Materials for the Ad Hoc Committee of the Noteholders

November / December 2016

Memorial Production Partners

P / W / P
PERELLA WEINBERG PARTNERS

Weil

Confidential
Prepared in connection with settlement discussions – subject to FRE 408 and similar provisions

Disclaimer & Other Cautionary Statements

This presentation (this "Presentation") contains proprietary and confidential information concerning Memorial Production Partners LP and its affiliates ("MEMP"). This Presentation is provided solely for the purpose of allowing interested parties an opportunity to evaluate a potential negotiated transaction with MEMP. Any unauthorized use, copying or distribution of this Presentation is strictly prohibited.

This Presentation has been furnished subject to the terms of the confidentiality agreement executed by the recipient hereof prior to its delivery. The recipient of this Presentation, by receipt hereof, acknowledges and reaffirms its agreement to be bound by the agreements, terms and obligations of the confidentiality agreement. This Presentation and the information contained herein may only be used by the recipient as provided in the confidentiality agreement. Neither MEMP nor its affiliates nor any of its or their respective officers, directors, managers, members, partners, employees, agents or advisors makes any express or implied representation or warranty as to the accuracy or completeness of either the material contained herein or any other written or oral statement provided or made available either herein, in connection herewith, or subsequent to this Presentation. In no event shall any recipient party or its representatives make any claim against MEMP, its affiliates or its or their respective officers, directors, managers, members, partners, employees, agents or advisors in respect of, or based upon, the information contained either herein or subsequent to this Presentation. The only representations or warranties made by MEMP will be those that are expressly included in a definitive written agreement with respect to a negotiated transaction involving MEMP, when, as and if executed and delivered, and subject to such limitations and restrictions as may be contained therein.

This Presentation includes certain statements, estimates, targets and projections that address activities, events or developments that MEMP expects, believes or anticipates will or may occur in the future. Such statements, estimates, targets and projections reflect significant assumptions and subjective judgments by MEMP based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate. These assumptions and judgments may or may not prove to be correct, and there can be no assurance that any estimates, targets or projections are attainable or will be realized. Neither MEMP nor its affiliates nor any of their respective officers, directors, managers, members, partners, employees, agents or advisors, nor any other person, shall have any liability whatsoever (including, without limitation, in contract, tort, under federal or state securities laws or otherwise) to any person, including, without limitation, the recipient hereof resulting from or relating to any use of the information or statements in this Presentation, including reliance thereon, or any errors therein or omissions therefrom, and any such liability is expressly disclaimed. The recipient hereby acknowledges that MEMP has no obligation to update or revise such information or statements, whether as a result of new information, future results or otherwise. In any and all cases, interested parties should conduct their own investigation and analysis of MEMP and the information in this Presentation.

The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC's definitions for such terms. This Presentation contains broader terms such as EUR (estimated ultimate recovery of resources) or original oil in place ("OOIP"), and MEMP may use other descriptions of volumes of potentially recoverable hydrocarbon resources throughout this Presentation, that the SEC's guidelines strictly prohibit MEMP from including in filings with the SEC. These broader classifications and terms do not constitute reserves as defined by the SEC. Estimates of such broader classification of volumes are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized. You should not assume that such terms are comparable to proved, probable or possible reserves or represent estimates of future production from properties or are indicative of expected future resource recovery. OOIP, for example, is merely an indication of the size of a hydrocarbon reservoir and is not an indication of reserves or the quantity of oil that is likely to be produced. Actual locations drilled and quantities that may be ultimately recovered from MEMP's properties will differ substantially. Ultimate recoveries will be dependent upon numerous factors including actual encountered geological conditions, the impact of future oil and gas pricing, development costs, regulatory approvals, changes in law and MEMP's future drilling decisions and budgets based upon its future evaluation of risk, returns and the availability of capital. Estimates of EURs and other figures may change significantly as development of MEMP's properties provide additional data and therefore actual quantities that may ultimately be recovered will likely differ from these estimates.

Certain estimates of reserves in this Presentation are based on economic assumptions with regard to commodity prices that differ from the prices required by the SEC (historical 12 month average) to be used in calculating reserves estimates prepared in accordance with SEC definitions and guidelines. In addition, reserve engineering is a complex and subjective process of estimating underground accumulations of oil and natural gas that cannot be measured in an exact way and the accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Please read MEMP's filings with the SEC, including "Risk Factors" in MEMP's Annual Report on Form 10-K, for a discussion of the risks and uncertainties involved in the process of estimating reserves. The estimates of reserves in this Presentation were prepared by MEMP's internal reserve engineers and are based on various assumptions, including assumptions related to oil and natural gas prices, drilling and operating expenses, capital expenditures, taxes and availability of funds. MEMP's internal estimates of reserves may not be indicative of or may differ materially from the year-end estimates of MEMP's reserves prepared or audited by a third party as a result of assumptions employed by an independent reserve engineering firm.

"Drilling locations" represent the number of locations that MEMP currently estimates could potentially be drilled in a particular area estimated by well spacing assumptions applicable to that area. The actual number of locations drilled and quantities that may be ultimately recovered from MEMP's interests will differ substantially. There is no commitment by MEMP to drill all of the drilling locations which have been attributed these quantities.

Initial production rates are subject to decline over time and should not be regarded as reflective of sustained production levels.

Confidential
Prepared in connection with settlement discussions – subject to FRE 408 and similar provisions

Table of Contents

Confidential
Prepared in connection with settlement discussions – subject to FRE 408 and similar provisions

I. Introduction / Agenda / Current Situation Overview

P / W / P
PERELLA WEINBERG PARTNERS

Weil

Confidential
Prepared in connection with settlement discussions – subject to FRE 408 and similar provisions

Memorial Production Partners Management Team

NAME	TITLE	YEARS OF EXPERIENCE	PRIOR AFFILIATIONS / EXPERIENCE
William J. Scarff	President; Chief Executive Officer	>35	▪ President of Memorial Resource Development; President and CEO of three NGP portfolio companies; variety of positions with Marathon Oil Company; Anadarko Petroleum Company, Burlington Resources, Texas Meridian Resource Company and Hilcorp Energy
Christopher S. Cooper	Chief Operating Officer	>25	▪ 24 years with Marathon Oil Company in a variety of roles and responsibilities across numerous asset bases domestically and internationally
Robert L. Stillwell, Jr.	Chief Financial Officer	>15	▪ Treasurer of Memorial Resource Development; Investment banking with Citigroup, UBS and Scotia Waterous; EXCO Resource
Jason M. Childress	General Counsel; Secretary	>13	▪ Assistant General Counsel of Memorial Resource Development; Akin, Gump, Strauss, Hauer & Feld L.L.P; PricewaterhouseCoopers LLP

Agenda

Memorial Production Partners GP LLC (together with its affiliates, "Memorial" or the "Company") is pleased to meet with the ad hoc committee of the Noteholders ("Ad Hoc Committee")

Our presentation will focus on the following discussion topics:

1. Overview of the Company's assets and business plan
2. Overview of the Company's proposed balance sheet restructuring
3. Proposed timing and next steps

Current Situation Update

The downturn in commodity prices since 2014 has created significant pressure on the Company's capital structure, similar to many other industry participants

- The Company has been protected by its industry-leading hedge portfolio, which has provided approximately $459 million of cash flow from January 2015 through 2016 YTD

Memorial has proactively responded to the commodity price environment by implementing significant corporate and operational initiatives, including:

- Reducing total debt by $207 million from YE 2015 ($85 million in bond buybacks and $122 million in revolver pay downs)
- Divesting certain higher cost, non-core properties
- Lowering operating costs by over 30% and G&A costs by approximately 20% from 2014 levels
- Reducing headcount by approximately 25% since the summer of 2015
- Significantly reducing capital spending in 2016 to $57 million from $214 million in 2015
- Suspending equity distributions going forward

The Company is actively working towards a comprehensive solution for its capital structure to address declining liquidity and increased financial leverage

- Memorial recently engaged Perella Weinberg Partners ("PWP") and Weil, Gotshal & Manges ("Weil") to assist in a comprehensive review of strategic alternatives for the Company

The Company has had an active dialogue with Wells Fargo about the Fall 2016 borrowing base redetermination and about resetting the Company's borrowing base to market levels as part of a deleveraging transaction

- On October 28th, Wells Fargo redetermined the Company's borrowing base to $740 million, with a step down to $720 million on December 1st
  - The new borrowing base includes a minimum liquidity covenant of $30 million that gets tested only if Memorial makes the November 1st bond interest payment

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Prepared in connection with settlement discussions – subject to FRE 408 and similar provisions

Capital Structure Summary

($ in millions)

CAPITAL STRUCTURE

Description	Amount Outstanding	Par Leverage	Market Price	Market Value	Market Leverage	Rate	Yield To Worst	Maturity
Revolver[1]	$703			$703		L+325		Mar-18
Secured US Debt	$703	2.1x		$703	2.1x			
7.625% Senior Notes due 2021	646		41.6	269		7.625%	34.29%	May-21
6.875% Senior Notes due 2022	465		40.8	189		6.875%	28.67%	Aug-22
Total Debt	$1,815	5.5x		$1,162	3.5x			
Cash & Equivalents[1]	33			33				
MTM Hedge Value[2]	402			402				
Net Debt	$1,379	4.1x		$726	2.2x			
Market Capitalization	49			49				
Total Enterprise Value	$1,428	4.3x		$776	2.3x			
LTM EBITDA[3]	$333							

DEBT PRICING



100
80
60
40
20
-
41.6
40.8
Dec-15
Feb-16
Apr-16
Jun-16
Aug-16
Oct-16
Dec-16
7.625% Senior Notes due 2021
6.875% Senior Notes due 2022

Source: Company filings; Bloomberg; Capital IQ
Notes: As of 12/09/16
(1) Outstanding balances as of 12/09/16; revolver balance includes $2.4M of letters of credit; cash balance includes $8.6M in unrestricted accounts
(2) Hedge book MTM value as of 12/02/16
(3) As of 09/30/16

P / W / P
PERELLA WEINBERG PARTNERS

Weil

II. Company Overview

Confidential

Prepared in connection with settlement discussions – subject to FRE 408 and similar provisions

Diverse, Long-Lived Assets[1]


Wyoming
California
Texas
Louisiana

Total Partnership	
Proved Reserves (Bcfe)	1,270
% Proved Developed	63%
% Liquids Reserves	65%
3Q16 Avg. Production (Mmcfe/d)	213.8
Total Proved Reserve Life (R/P)	16.3

Rockies	
Proved Reserves (MMBoe)	76.6
% Liquids Reserves	100%
3Q16 Avg. Production (Mboe/d)	4.2
Reserve Life (R/P)	49.8

California	
Proved Reserves (MMBls)	29.2
% Oil Reserves	100%
3Q16 Avg. Production (Mbls/d)	4.1
Reserve Life (R/P)	19.7

East Texas / North Louisiana	
Proved Reserves (Bcfe)	529.8
% Gas Reserves	71%
3Q16 Avg. Production (Mmcfe/d)	138.0
Reserve Life (R/P)	10.5

South Texas / Eagle Ford	
Proved Reserves (Bcfe)	105.0
% Gas Reserves	68%
3Q16 Avg. Production (Mmcfe/d)	25.9
Reserve Life (R/P)	11.1

P / W / P
PERELLA WEINBERG PARTNERS

Weil

Note: (1) Reflects estimated proved reserves as of 07/01/16 per MEMP internal estimates based on NYMEX strip pricing as of 12/02/16 (prices from 2017 to 2020 for oil are $54.63, $54.81, $54.93 and $55.44, respectively; prices from 2017 to 2020 for gas are $3.35, $3.03, $2.89 and $2.90, respectively)

Reserve Overview by Asset

($ in millions)

Area	Gross Well Count	Reserves (Bcfe)[1] PDP	PDNP	PUD	Total	% of Total	PV-9 NYMEX ('$000')[1] PDP	PDNP	PUD	Total	% of Total
California	55	98.9	7.9	68.7	175.5	13.8%	$161,733	$14,977	$108,613	$285,323	27.1%
East Texas	1,543	321.4	19.5	188.9	529.8	41.7%	282,417	12,625	40,548	335,591	31.9%
Rockies	116	194.3	64.9	200.7	459.8	36.2%	204,162	46,410	94,888	345,459	32.8%
South Texas / Eagle Ford	719	77.5	16.5	11.0	105.0	8.3%	60,243	6,203	20,566	87,012	8.3%
Total	**2,433**	**692.1**	**108.8**	**469.2**	**1,270.1**	**100.0%**	**$708,555**	**$80,215**	**$264,615**	**$1,053,385**	**100.0%**
% of Total		54.5%	8.6%	36.9%			67.3%	7.6%	25.1%		

RESERVES BY ASSET


South Texas / Eagle Ford, 8%
California, 14%
East Texas, 42%
Rockies, 36%

PV-9 BY ASSET


South Texas / Eagle Ford, 8%
California, 27%
East Texas, 32%
Rockies, 33%

P / W / P PERELLA WEINBERG PARTNERS

Weil

Note: (1) Reflects estimated proved reserves as of 07/01/16 per MEMP internal estimates based on NYMEX strip pricing as of 12/02/16

Acquisition Strategy Drove Growth & Diversification

Confidential
Prepared in connection with settlement discussions – subject to FRE 408 and similar provisions

ACQUISITIONS SINCE IPO CAME FROM A VARIETY OF SOURCES

Date Announced	Transaction Structure	Location	Proved Reserves[1] (Bcfe)	Net Production[1] (MMcfe/d)	Purchase Price[1] ($MM)
November 2015	Third Party Acquisition	California	72	11	$101
February 2015	MRD Drop Down	East Texas / North Louisiana	247	22	78
November 2014	MRD Drop Down	Rockies	5	3	15
May 2014	Third Party Acquisition	Rockies	499	35	935
March 2014	Third Party Acquisition	South Texas	44	10	173
March 2014	MRD Drop Down	East Texas	15	4	35
September 2013	Third Party Acquisitions	East Texas / Rockies	21	5	29
July 2013	MRD Drop Down / Acquisition from NGP	Permian / East Texas / Rockies	276	45	606
March 2013	MRD Drop Down	East Texas / North Louisiana	162	21	200
December 2012	Acquisition from NGP	California	86	9	271
September 2012	Third Party Acquisition	East Texas	139	13	90
May 2012	MRD Drop Down	East Texas	28	4	27
May 2012	Third Party Joint Bid with MRD	East Texas / North Louisiana	22	4	37
April 2012	MRD Drop Down	East Texas	20	2	19
Total			1,636	189	$2,615

EVOLUTION OF RESERVE BASE

MEMP at IPO[2]
325 Bcfe – R/P of 17 Years


ETX
47%
STX
53%
Oil
4%
NGL
8%
Gas
88%

MEMP MY 2016[3]
1,270 Bcfe – R/P of 16.3 Years


South Texas / Eagle Ford, 8%
California, 14%
Rockies, 36%
East Texas, 42%
Gas
35%
Oil
44%
NGL
21%

Acquisitions funded by ~50% equity / ~50% high yield

P/W/P PERELLA WEINBERG PARTNERS

Weil

Notes:
(1) Reflects proved reserves, average production and purchase price as announced at the time of each acquisition
(2) Reflects estimated proved reserves as of December 2011 IPO
(3) Reflects estimated proved reserves as of 07/01/16 per MEMP internal estimates based on NYMEX strip pricing as of 12/02/16

Confidential
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Significant Hedging Profile

- MEMP's commodity risk management policy provides for hedging approximately 65-85% of estimated production from total proved reserves on a rolling three to six year period
  - Mark-to-market hedge book value of approximately $402 million as of December 2, 2016

HEDGE SUMMARY[1][2]

	YEAR ENDING DECEMBER 31,			
	2016[3]	2017	2018	2019
Natural Gas Derivative Contracts:				
Total weighted-average fixed/floor price	$4.14	$4.06	$4.18	$4.31
Percent of expected 2016 production hedged	98%	93%	85%	78%
Crude Oil Derivative Contracts[4]:				
Total weighted-average fixed/floor price	$65.85	$85.00	$83.74	$85.52
Percent of expected 2016 production hedged	77%	96%	99%	51%
Natural Gas Liquids Derivative Contracts				
Total weighted-average fixed/floor price	$34.01	$37.55	–	–
Percent of expected 2016 production hedged	97%	22%	–	–
Total Derivative Contracts:				
Total weighted-average fixed/floor price	$6.05	$7.54	$7.89	$6.84
Percent of expected 2016 production hedged	92%	81%	74%	57%

Notes:
(1) Updated hedge schedule as of 11/01/16
(2) MEMP's targeted average net production estimate represents the midpoint of the annual production range in the updated 2016 full year guidance
(3) Represents October to December 2016
(4) 2016 price and volumes include $40 crude oil puts purchased on 60,000 bbls/month with deferred premiums averaging $0.86 / bbl

Operational Performance Consistently Beating Wall Street Estimates

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- ***Four strong quarters in a row driven by significantly lower operating costs and meeting / exceeding production targets***

($ in millions)

ADJUSTED EBITDA – CONSENSUS ESTIMATES VS. ACTUAL



$83.3
$90.3
$76.6
$81.3
$76.8
$84.1
$72.8
$76.9
4Q'15
1Q'16
2Q'16
3Q'16
Wall Street Estimates
MEMP Actual

P / W / P PERELLA WEINBERG PARTNERS

Weil

Source: Company filings; FactSet

Confidential
Prepared in connection with settlement discussions – subject to FRE 408 and similar provisions

Significant Operating Cost Reductions Realized to Date

SIGNIFICANT PROGRESS IN REDUCING OPERATING COSTS



Lease Operating Expense ($M)
$50.0
$45.0
$40.0
$35.0
$30.0
$0.0
$45.4
$37.4
$35.7
$29.4
$31.6
(30)% YoY
3Q15
4Q15
1Q16
2Q16
3Q16

- Significant LOE improvements are a result of multiple efforts including service provider negotiations, headcount reductions, lower saltwater disposal costs and reduced activity levels due to current commodity prices
- 2Q16 – 3Q16 slight increase was expected and driven by increased workover activity in Q3
- 3Q16 LOE/Mcfe was $1.61, which compared to full year 2015 LOE/Mcfe of $1.82 and updated 2016 guidance[1] LOE/Mcfe range of $1.55 to $1.65

P / W / P PERELLA WEINBERG PARTNERS   Weil

Note: (1) As of 08/03/16

Material Capital Cost Reductions Achieved to Date

Confidential
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CAPITAL EXPENDITURE IMPROVEMENTS



$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
($ M)
$1,514/ft
$1,362/ft
$1,008/ft
9%
27%
$8.1
$7.4
$5.9
2014 Completed (1)
2015 Completed (2)
3Q16 Completed (3)
Average C&C Cost ($M)
D&C per CLL ($/ft)
$1,600
$1,200
$800
$400
$0
($/ft)

- 3Q16 vs. 2014
  - Average cost per well reduced by 27% (from $8.1M to $5.9M)
  - Average cost per foot Completed Lateral Length (CLL) down 33% (from $1,514/Ft to $1,008/Ft)
- Drivers
  - Service provider rate reductions
  - Completions design

P / W / P
PERELLA WEINBERG PARTNERS

Weil

Notes: (1) "2014 Completed" - Includes all wells turned to sales during 2014
(2) "2015 Completed" - Includes all wells turned to sales during 2015
(3) "3Q16 Completed" - Includes all wells turned to sales during 3Q16

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Key Partnership Highlights

Diverse Portfolio of Producing Properties Generating Cash Flow

Existing Asset Base Provides Significant Organic Growth Opportunities

Low-Cost Growth Platform to Drive Returns and Margins

Significant Hedge Portfolio Provides Flexibility / Optionality

Highly Experienced Management Team

Confidential
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III. Asset Overview

P / W / P
PERELLA WEINBERG PARTNERS

Weil

Confidential
Prepared in connection with settlement discussions – subject to FRE 408 and similar provisions

East Texas / North Louisiana: Core Position with Upside

ASSET OVERVIEW

- Key Fields: Joaquin, Carthage and Henderson fields
- Primary Formations: Cotton Valley, Travis Peak
- Approximately 260,000 gross acres (153,587 net acres)
- Estimated Net Proved Reserves: 530 Bcfe[1]
  - 71% gas; 64% proved developed
- Production: 138.0 MMcfe/d[2]
  - R/P of 11 years
- Producing Wells: 1,543 gross (911 net)
  - 1,004 operated wells
  - Average working interest: 59% all PDP wells; 95% all undeveloped wells with average NRI of 74%
- Over 100 net undeveloped drilling locations
  - 10+ years of drilling inventory running one rig
  - Majority of drilling inventory located in Joaquin Field with the balance primarily in Tatum, Carthage and Henderson

ASSET LOCATION



Wood
Upshur
Marion
Claiborne
Bossier
Webster
Harrison
Gregg
Caddo
Smith
Henderson
Rusk
Panola
De Soto
Navarro
Anderson
Shelby
LA
Leon
TX
Polk
Tyler
Henderson Field
Carthage Field
Joaquin Field

EAST TX / NORTH LA PROVED RESERVES OVERVIEW



PUD 36%
PDP 61%
PDNP 4%



Oil 4%
NGL 25%
Gas 71%

Notes: (1) Reflects estimated proved reserves as of 07/01/16 per MEMP internal estimates based on NYMEX strip pricing as of 12/02/16
(2) Average net production for the three months ended 09/30/16

Confidential
Prepared in connection with settlement discussions – subject to FRE 408 and similar provisions

East Texas Type Curve – Supported by Historical Results

TYPE CURVE

Normalized Gross Daily Production per 1,000' CLL



Daily Production/Lateral Length – MMCF/1000 FT
10
1
0
0
50
100
150
200
250
300
350
DAYS
Average of Analogue Wells
6,000' Type Curve

TYPE CURVE PARAMETERS

IP (MCFD)	11,000
B Factor	1.0
Initial De (%)	74
EUR Gross Gas (MMCF)	6,400
Cond Yield (bbls/MMCF)	3
NGL Yield (bbls/MMCF)	47.7
Shrinkage (Fraction)	0.84
Gross EUR (MMCFE)	7,323

ECONOMICS @ STRIP PRICING

CLL (ft)	6,000
Gross D&C Cost ($M)	5,269
ROR(1) (%)	22
PV 10(1) ($M)	1,384
Und Payout(1) (yrs)	3.5
Price strip as of	10/28/2016
Gross F&D ($/MCFE)	$0.72

ROR SENSITIVITY ANALYSIS – FLAT PRICE $3.00 / $50



Gas Price (+/– 20%)
6.91
38.6
D&C Price (+/– 10%)
14
26
Peak IP (9.6 MMCFD / 12 MMCFD)
12.2
24
NRI (76.4% / 83.7%)
16
24.4
5
10
15
20
25
30
35
40
45
ROR (%)

P / W / P
PERELLA WEINBERG PARTNERS

Weil

Notes: (1) ROR, PV 10 and Und Payout are on net basis

Confidential
Prepared in connection with settlement discussions – subject to FRE 408 and similar provisions

Rockies: Concentrated, Long-Lived Assets

ASSET OVERVIEW

- Key Fields: Lost Soldier and Wertz in Sweetwater and Carbon Counties, WY
- Key formations for tertiary oil recovery: Darwin Madison, Cambrian and Tensleep; other production from the Muddy, Lakota, Bucksprings and Pre-Cambrian
- CO_2 and waterflood since 1980s
- 100% operated position with WI and NRI of 100% and 88%, respectively
- Approximately 7,000 gross acres (7,000 net acres)
- Estimated Net Proved Reserves: 76.6 MMBoe(1)
  - 100% liquids; 56% proved developed
- Production: 4.2 MBoe/d(2)
  - R/P of 50 years
- Producing Wells: 116 gross (116 net) and average WI of 100%
- Drilling and Recompletion Opportunities: 11 PDNPs & 19 PUDs(1)
- Low decline production profile with upside drilling and optimization opportunities
  - Currently being further defined with recent completion of 3D seismic acquisition

ASSET LOCATION


ID
WY
SD
NE
Bairoil
Sweetwater
Carbon
UT
CO

ROCKIES PROVED RESERVES OVERVIEW


PDP
42%
PUD
44%
PDNP
14%


NGL
25%
Oil
75%

P / W / P
PERELLA WEINBERG PARTNERS

Weil

Notes: (1) Reflects estimated proved reserves as of 07/01/16 per MEMP internal estimates based on NYMEX strip pricing as of 12/02/16
(2) Average net production for the three months ended 09/30/16

California: Significant Original Oil in Place

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ASSET OVERVIEW

- Beta Field
  - Located ~ 11 miles offshore Port of Long Beach, California
  - 2 wellhead platforms each with a permanent drilling rig; 1 processing platform; associated pipelines & onshore facilities
  - Estimated OOIP of 940 MMBbls with 10% recovered to date[1]
    - Nearby analogous fields support up to 40% recovery rates
  - Latest well drilled had peak production of approximately 2,100 Bbls/d
- Approximately 17,000 gross acres (17,000 net acres)
- Estimated Net Proved Reserves: 29.2 MMBbls[2]
  - 100% oil; 61% proved developed
- Production: 4.1 MBbls/d[3]
  - R/P of 20 years
- Producing Wells: 55 gross (55 net) with average WI of 100%
- Over 90 net underdeveloped drilling locations with average WI of 100% and average NRI of 75%
  - 10+ years of drilling inventory running one rig

ASSET LOCATION



CA
Los Angeles
Long Beach
Ellen and Elly
Eureka
Huntington Beach
Newport Beach
South Catalina Island
San Clemente Island
Oceanside

CALIFORNIA PROVED RESERVES OVERVIEW



PUD 39%
PDP 56%
PDNP 5%



Oil 100%

P / W / P PERELLA WEINBERG PARTNERS

Weil

Notes:
(1) OOIP estimate as per third-party reservoir consultant; recovery factor based on cumulative production of 91 MMBbls
(2) Reflects estimated proved reserves as of 07/01/16 per MEMP internal estimates based on NYMEX strip pricing as of 12/02/16
(3) Average net production for the three months ended 09/30/16

Beta Type Curve

TYPE CURVE

Gross Daily Production of D Sand Wells


1000
100
0
Oil (BOPD)
0
100
200
300
400
500
600
700
Average D Sand Completion
Type Curve 350

ECONOMICS @ STRIP PRICING

CLL (ft)	600-800
Gross D&C Cost ($M)	4,500
ROR[(1)] (%)	49%
PV 10[(1)] ($M)	3,603
Und Payout[(1)] (yrs)	2.5
Price strip as of	10/28/2016
Gross F&D ($/BOE)	$10.23

PARAMETERS

IP (BOPD)	350
B Factor	0.5
Initial De (%)	35
EUR (MBbls) Gross	440
Oil (%)	100

ROR SENSITIVITY ANALYSIS – FLAT PRICE $3.00 / $50


Peak IP 350 bopd (+/–100 bopd)
14.54
70.1
Oil Price $50 (+/– 20%)
15.62
68.74
D&C Price $4.5M (+/– 10%)
35.27
53.43
10
20
30
40
50
60
70
80
ROR (%)

Notes: (1) ROR, PV 10 and Und Payout are on net basis

Confidential
Prepared in connection with settlement discussions – subject to FRE 408 and similar provisions

South Texas: Stable Gas Production with Eagle Ford Liquids Upside

EAGLE FORD ASSET OVERVIEW

- Eagle Ford acreage position in the core of Karnes County
  - Area recognized as the volatile oil window with approximately 15,000 gross acres
- Eagle Ford Producing Wells: 203 gross (17 net)
  - 100% non-op with primary operator, Murphy Oil
- Estimated Net Proved Reserves: 3.9 MMBoe[1]
  - 90% liquids; 53% proved developed
- Production: 1.4 MBoe/d[2]
  - R/P of 8 years
- Drilling and Recompletion Opportunities: 101 PUDs[1] with average WI of 5% and average NRI of 4%
- Additional Eagle Ford and Austin Chalk upside from probables and possibles
  - Several years of drilling inventory

ASSET LOCATION



TX
Eagle Ford
DeWitt
Karnes
McMullen
Live Oak
Webb
Duval
Zapata
Jim Hogg
Conventional South Texas

CONVENTIONAL SOUTH TEXAS ASSET OVERVIEW

- Legacy South Texas Key Fields: NE Thompsonville, Laredo and East Seven Sisters; primary formations: Lobo, Wilcox
  - Approximately 115,000 gross acres
- Estimated Net Proved Reserves: 82 Bcfe[1]
  - 84% gas; 100% proved developed
- Production: 17.7 MMcfe/d[2]
  - R/P of 13 years
- Conventional South Texas Producing Wells: 516 gross (404 net)
- Drilling and Recompletion Opportunities: 154 PDNPs

SOUTH TEXAS PROVED RESERVES OVERVIEW



PUD 10%
PDNP 16%
PDP 74%



Oil 19%
NGL 13%
Gas 68%

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PERELLA WEINBERG PARTNERS

Weil

Notes: (1) Reflects estimated proved reserves as of 07/01/16 per MEMP internal estimates based on NYMEX strip pricing as of 12/02/16
(2) Average net production for the three months ended 09/30/16

Eagle Ford Type Curve

Confidential
Prepared in connection with settlement discussions – subject to FRE 408 and similar provisions

TYPE CURVE

Gross Daily Production



900
800
700
600
500
400
300
200
100
0
Oil (BOPD)
0 3 6 9 12 15 18 21 24 27 30
Average Well
Type Curve

ECONOMICS @ STRIP PRICING

CLL (ft)	5,500
Gross D&C Cost ($M)	4,800
ROR[1] (%)	119
PV 10[1] ($M)	396
Und Payout[1] (yrs)	1.04
Price strip as of	10/28/2016
Gross F&D ($/BOE)	$7.56

PARAMETERS

IP (BOPD)	800
B Factor	1.0
Initial De (%)	69
EUR Gross Oil (Mbo)	490
GOR (scf/bbl)	1,100
NGL Yield (bbls/MMCF)	113.46
Shrinkage (Fraction)	0.6
Gross EUR (MBOE)	635

ROR SENSITIVITY ANALYSIS – FLAT PRICE $3.00 / $50



Peak IP 800 bopd (+400/-200 bopd)
47.83
200
Oil Price $50 (+/– 20%)
55.44
159.53
D&C Price $4.8M (+/– 10%)
81
132
10 30 50 70 90 110 130 150 170 190 210
ROR (%)

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PERELLA WEINBERG PARTNERS

Weil

Notes: (1) ROR, PV 10 and Und Payout are on net basis

Confidential

Prepared in connection with settlement discussions – subject to FRE 408 and similar provisions

IV. Business Plan Summary

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PERELLA WEINBERG PARTNERS

Weil

Base Case Assumptions

Confidential
Prepared in connection with settlement discussions – subject to FRE 408 and similar provisions

- **The Company's Base Case assumes:**
  - Development plan runs 1 operated rig in ETX (8-9 net wells / year) and 1 operated rig in California (5-6 net wells / year)
    - $100M – $120M in total capex per year over 5-year period
      - Includes $32M of non-development capex in 2017, stepping down to $25M / year thereafter
  - Commodity pricing based on the strip as of December 2nd, 2016:
    - 2017 pricing: Oil (WTI) – $54.63 / Gas (HHUB) – $3.35
    - NGLs (pre-GP&T): 41% of WTI (37% WTI in ETX / 59% of WTI in Rockies)
  - LOE projections assume modest cost reduction of $3.5M from 2016 to 2017
  - Cash G&A forecast of $9.0M / quarter

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PERELLA WEINBERG PARTNERS
Weil

Source: MEMP model dated 12/05/16

Confidential
Prepared in connection with settlement discussions – subject to FRE 408 and similar provisions

Base Case Summary

Operating Profile					
$ in Thousands	FY 2017E	FY 2018E	FY 2019E	FY 2020E	FY 2021E
Net Production Volume					
Oil (MBbl)	3,544	3,787	3,815	3,803	3,731
NGL (MBbl)	2,216	2,337	2,441	2,401	2,405
Gas (MMcf)	35,348	37,135	37,822	37,619	37,967
Total Net Production Volumes (MMcfe)	69,910	73,883	75,353	74,840	74,785
Daily Production Volume					
Oil (MBbl/d)	9.7	10.4	10.5	10.4	10.2
NGL (MBbl/d)	6.1	6.4	6.7	6.6	6.6
Gas (MMcf/d)	96.8	101.7	103.6	102.8	104.0
Average Net Daily Production (MMcfe/d)	191.5	202.4	206.4	204.5	204.9
Model Price Deck					
Average NYMEX WTI Price ($/Bbl)	$54.63	$54.81	$54.93	$55.44	$55.44
Average NYMEX Gas Price ($/MMBtu)	$3.35	$3.03	$2.89	$2.90	$2.90
Average Realized Sales Price - Excl. Hedges					
Oil ($/Bbl)	$47.53	$47.50	$47.50	$47.87	$47.78
NGL ($/Bbl)	22.24	22.86	22.79	22.82	22.81
Gas ($/Mcf)	3.33	3.01	2.87	2.88	2.89
Total Unhedged Revenue	$335,447	$345,079	$345,530	$345,309	$342,718
Total Operating Costs[1]	(145,295)	(148,521)	(150,093)	(152,034)	(153,321)
Gathering, Processing and Transportation	(29,212)	(30,742)	(31,542)	(31,317)	(31,575)
Cash General & Administrative / Other	(36,000)	(36,000)	(36,000)	(36,000)	(36,000)
Unhedged EBITDA	$124,939	$129,816	$127,895	$125,958	$121,822
Commodity Hedging Revenue	39,392	40,559	-	-	-
Hedged Adj. EBITDA	$164,331	$170,374	$127,895	$125,958	$121,822
Capital Expenditures	(106,314)	(117,757)	(107,727)	(105,165)	(105,389)
Working Capital	2,259	9,346	1,654	2,646	477
Unlevered Free Cash Flow	$60,276	$61,963	$21,822	$23,439	$16,910
Unhedged Unlevered Free Cash Flow	$20,884	$21,404	$21,822	$23,439	$16,910

Source: MEMP model dated 12/05/16 using strip pricing as of 12/02/16
Notes: (1) Includes Production Taxes, Ad Valorem Taxes and LOE

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PERELLA WEINBERG PARTNERS
Weil

Projected Capital Expenditures by Region(1)

($ in thousands)


$106,314
$43,200
$10,000
$5,088
$47,026
$1,000
2017
$117,757
$42,500
$10,000
$5,482
$58,775
$1,000
2018
$107,727
$42,500
$10,000
$3,337
$50,890
$1,000
2019
$105,165
$37,400
$10,000
$4,679
$52,087
$1,000
2020
$105,389
$37,700
$10,000
$4,369
$52,320
$1,000
2021
South Texas
East Texas
Eagle Ford
Rockies
California

P / W / P PERELLA WEINBERG PARTNERS

Weil

Source: MEMP model dated 12/05/16

Notes: (1) Includes $32M of non-development capex in 2017 and $25M / year thereafter

Projected Maintenance Capital Expenditures

Confidential
Prepared in connection with settlement discussions – subject to FRE 408 and similar provisions

The Company business plan includes $32M of non-development capex in 2017, stepping down to $25M / year thereafter

Bairoil	▪ ~$10M of reoccurring capital expenses - $7M for facility maintenance - $3M for a 15 day turnaround every year
California	▪ ~$8M reoccurring capital expenses - $5-6M for facility maintenance - $1M in well work (includes converting producing wells into injectors) - $500k in other expenses ▪ Additional $7M of capital expenses included in 2017 to retrofit Eureka platform
East Texas	▪ ~$5M of reoccurring capital expenses - Primary work-overs and recompletions
South Texas and Eagle Ford	▪ ~$2M of reoccurring capital expenses

P / W / P
PERELLA WEINBERG PARTNERS

Weil

Confidential
Prepared in connection with settlement discussions – subject to FRE 408 and similar provisions

Base Case Sensitivity Summary

($ in millions)

UNHEDGED EBITDA(1)



$250
210
170
130
90
50
$225 $233 $232 $230
$192 $199 $197 $195
$158 $164 $162 $161
$125 $130 $128 $126
2017E 2018E 2019E 2020E
Strip +10% +20% +30%
% of NYMEX Strip Pricing (12/02/16)

UNHEDGED UNLEVERED FREE CASH FLOW(1)(2)



$200
160
120
80
40
0
$121 $122 $125 $127
$88 $88 $91 $93
$54 $55 $56 $58
$21 $21 $22 $23
2017E 2018E 2019E 2020E
Strip +10% +20% +30%
% of NYMEX Strip Pricing (12/02/16)

P / W / P PERELLA WEINBERG PARTNERS

Weil

Notes:
(1) Average Daily Production - 2017E-2020E, respectively: 191.5, 202.4, 206.4, 204.5 MMcfe/d
(2) Unlevered free cash flow calculated as unhedged EBITDA less: capex, change in working capital and other non-cash expenses

Confidential
Prepared in connection with settlement discussions – subject to FRE 408 and similar provisions

V. Restructuring Agreement Summary

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PERELLA WEINBERG PARTNERS

Weil

Restructuring Agreement Summary

Confidential
Prepared in connection with settlement discussions – subject to FRE 408 and similar provisions

Transaction Implementation	▪ Prepackaged Chapter 11
RBL Facility	▪ Receive paydown at closing from monetization of certain hedge assets ▪ Commit to new exit facility with an initial borrowing of up to $500 million at closing
Unsecured Notes	▪ 100% of notes exchanged into 98.0% of common equity of reorganized Newco at closing
General Unsecured Claims (GUCs)	▪ Unimpaired
Existing Unitholders	▪ Receive consideration consisting of: - 2.0% of reorganized Newco common equity as of the Effective Date - warrants for 8.0% of reorganized Newco common equity as of the Effective Date, excluding MIP shares ▪ 5-year tenor ▪ strike price equal to par value of Unsecured Notes plus accrued interest through December 31, 2016
Management Incentive Plan	▪ Up to 10.0% of reorganized Newco common equity as of the Effective Date, including all shares issuable pursuant to the MIP, of which: - 5.0% granted at emergence in the form of equity and options, all vesting over three years - Up to additional 5.0% to be granted by the new Board of Directors after closing
Tax Structure	▪ Conversion to C Corp

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PERELLA WEINBERG PARTNERS

Weil

Confidential
Prepared in connection with settlement discussions – subject to FRE 408 and similar provisions

VI. Appendix

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PERELLA WEINBERG PARTNERS
Weil

Growth Case Assumptions

- **The Company's Growth Case assumes:**
  - Development plan runs 2 operated rigs in ETX (16-18 net wells / year) and 1 operated rig in California (5-6 net wells / year)
    - $150M – $170M in total capex per year over 5-year period
      - Includes $32M of non-development capex in 2017, stepping down to $25M / year thereafter
  - Otherwise same assumptions as the Business Plan

Source: MEMP model dated 12/05/16

Growth Case Sensitivity Summary[1]

($ in millions)

UNHEDGED EBITDA[2]


$350
300
250
200
150
100
2017E
2018E
2019E
2020E
$248
$213
$177
$142
$292
$252
$213
$173
$311
$269
$227
$185
$318
$276
$233
$190
Strip
+10%
+20%
+30%
% of NYMEX Strip Pricing (12/02/16)

UNHEDGED UNLEVERED FREE CASH FLOW[2][3]


$170
130
90
50
10
(30)
2017E
2018E
2019E
2020E
$98
$63
$28
($7)
$130
$91
$53
$14
$158
$116
$75
$33
$167
$124
$81
$39
Strip
+10%
+20%
+30%
% of NYMEX Strip Pricing (12/02/16)

P / W / P
PERELLA WEINBERG PARTNERS

Weil

Notes:
(1) Growth case assumes Base case development plan plus one additional rig in East Texas starting in 2017
(2) Average Daily Production - 2017E-2020E, respectively: 207.8, 247.1, 267.8, 273.2 MMcfe/d
(3) Unlevered free cash flow calculated as unhedged EBITDA less: capex, change in working capital and other non-cash expenses

No Development Case Assumptions

- **The Company's No Development Case assumes:**
  - No operated rigs running
  - Includes $32M of non-development capex in 2017 and $25M / year thereafter
  - Otherwise same assumptions as the Business Plan

Source: MEMP model dated 11/17/16

No Development Case: NYMEX Price Sensitivity Analysis

Confidential
Prepared in connection with settlement discussions – subject to FRE 408 and similar provisions

($ in thousands)

2017E UNHEDGED EBITDA



$83,763
$112,638
$141,513
Strip
+10%
+20%
% of NYMEX Strip Pricing (10/28/16)(2)

2017E UNLEVERED FREE CASH FLOW[1]



$48,612
$78,020
$107,428
Strip
+10%
+20%
% of NYMEX Strip Pricing (10/28/16)(2)

Status Quo (Strip as of 10/28/16)

P / W / P
PERELLA WEINBERG PARTNERS

Weil

Source: MEMP model dated 11/17/16
Notes: (1) Unlevered free cash flow calculated as unhedged EBITDA less: capex, change in working capital and other non-cash expenses
(2) NYMEX strip pricing as of 10/28/16; 2017 oil and gas prices are $51.89/Bbl and $3.19/MMBtu, respectively

No Development Case: NYMEX Price Sensitivity Analysis

($ in thousands)

2018E UNHEDGED EBITDA


$55,238
$81,146
$107,055
Strip
+10%
+20%
% of NYMEX Strip Pricing (10/28/16)(2)

2018E UNLEVERED FREE CASH FLOW[1]


$26,688
$52,720
$78,752
Strip
+10%
+20%
% of NYMEX Strip Pricing (10/28/16)(2)

Status Quo (Strip as of 10/28/16)

P / W / P
PERELLA WEINBERG PARTNERS

Weil

Source: MEMP model dated 11/17/16
Notes: (1) Unlevered free cash flow calculated as unhedged EBITDA less: capex, change in working capital and other non-cash expenses
(2) NYMEX strip pricing as of 10/28/16; 2018 oil and gas prices are $53.71/Bbl and $3.03/MMBtu, respectively

Forecasted Adjusted EBITDA Reconciliation

Confidential
Prepared in connection with settlement discussions – subject to FRE 408 and similar provisions

($ in thousands)

Base Case	FY 2017	FY 2018	FY 2019	FY 2020	FY 2021
Calculation of Adjusted EBITDA:					
Net income	($50,720)	($53,995)	($59,398)	($60,438)	($63,212)
Interest expense	19,059	17,575	17,747	18,006	16,768
Depletion, depreciation, and amortization	157,296	166,236	169,545	168,390	168,267
Amortization of terminated derivatives loss	(696)	-	-	-	-
Adjusted EBITDA	**$124,939**	**$129,816**	**$127,895**	**$125,958**	**$121,822**

Growth Case	FY 2017	FY 2018	FY 2019	FY 2020	FY 2021
Calculation of Adjusted EBITDA:					
Net income	($47,751)	($49,787)	($54,274)	($53,479)	($55,616)
Interest expense	19,527	19,502	19,713	18,771	16,924
Depletion, depreciation, and amortization	170,620	202,956	219,891	224,968	231,119
Amortization of terminated derivatives loss	(696)	-	-	-	-
Adjusted EBITDA	**$141,700**	**$172,671**	**$185,330**	**$190,261**	**$192,426**

No Development Case	FY 2017	FY 2018	FY 2019	FY 2020	FY 2021
Calculation of Adjusted EBITDA:					
Net income	($74,642)	($82,163)	($92,227)	($99,838)	($107,979)
Interest expense	17,663	15,660	15,627	16,488	16,560
Depletion, depreciation, and amortization	141,438	121,741	108,141	98,231	90,180
Amortization of terminated derivatives loss	(696)	-	-	-	-
Adjusted EBITDA	**$83,763**	**$55,238**	**$31,541**	**$14,880**	**($1,239)**

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PERELLA WEINBERG PARTNERS

Weil

Historical Adjusted EBITDA Reconciliation

Confidential
Prepared in connection with settlement discussions – subject to FRE 408 and similar provisions

($ in thousands)

Historical	3 Months 4Q15	Total 2015	3 Months 1Q16	3 Months 2Q16	3 Months 3Q16
Net Income	**$73,007**	**($395,491)**	**($38,097)**	**($147,550)**	**($32,866)**
Add (Deduct):					
Interest expense, net	26,749	115,154	32,552	32,143	27,209
Gain on early extinguishment of debt	-	(422)	-	(41,664)	(673)
Income tax expense	(574)	(2,175)	96	100	-
Depreciaiton, depletion and amortization	44,957	195,814	44,429	44,413	43,219
Impairment of proved oil and gas properties	3,601	616,784	8,342	-	-
Accretion of asset retirement obligations	2,089	7,125	2,707	2,712	2,383
(Gains) losses on commodity derivatives	(133,946)	(462,890)	(51,745)	124,580	(21,938)
Cash settlements on expired commodity derivatives	75,092	254,047	80,221	67,638	36,876
Amortization of terminated derivatives gain in Q2	-	-	-	-	19,997
Acquisition and divestiture related costs	316	1,928	86	927	416
Unit-based compensation expense	2,910	10,809	2,568	2,731	2,070
Environmental expense	(1,216)	(1,216)	-	-	-
Gain on sale of properties	(2,998)	(2,998)	(96)	(3,539)	60
Exploraton costs	54	2,317	122	15	12
Loss on settlement of AROs	278	1,606	121	(52)	160
Bad debt expense	-	-	-	1,601	-
Adjusted EBITDA:	**$90,319**	**$340,392**	**$81,306**	**$84,055**	**$76,925**

P / W / P
PERELLA WEINBERG PARTNERS

Weil